Golden Telecom, Inc. INVESTOR ROADSHOW November 2002

Agenda Introduction Golden Telecom Business Overview and Strategy Golden Telecom Financial Overview Appendix

European incumbents fixed average 36.3 European Altnets average 2 Golden Telecom combined 28 European incumbents fixed average 0.5 European Altnets average 21 Golden Telecom consolidated 23.9 Golden Telecom's Unique Value Proposition Revenue Growth, 2001A 2001 EBITDA Margin Comparison The growth rates of alternative operators ... .... with the profitability of incumbent operators Source: brokers research, Golden Telecom Comparisons shown vs. 2000A Companies compared: France Telecom, British Telecom, Deutsche Telecom, KPN, Telecom Italia, Telephonica, Equant, Colt, Cable & Wireless

Golden Telecom: The Facts GTI largest independent provider of fixed-line telecommunication services in Russia and CIS More than 10 years of operating history Market leader (#1 or #2) in core markets Blue chip customer base Over 300,000 digital lines in service National presence - 149 points of presence across 8 countries of CIS #1 telecom provider in Moscow for voice/data/Internet solutions to corporate clients Also #1 corporate provider in Kiev, N. Novgorod and #2 in St. Petersburg ROL (ISP) is the only provider of Internet access on a national scale with market share approaching 20% in Russia Over $280 million in combined revenues in 2002 Combined EBITDA to exceed $90 million in 2002 Expected net income positive throughout 2002 Publicly traded on NASDAQ since 1999 Nasdaq: GLDN Market capitalization as at November 11, 2002: $357mm Closing price as at November 11, 2002: $13.32, +20% YTD

Operating and Ownership Structure Operating Structure Ownership Structure - As of September 30, 2002 Golden Telecom, Inc. and affiliates TeleRoss Sovintel Golden Telecom (Ukraine) TeleRoss's Regional JVs ADS (N.Novgorod) SA Telcom (Kazakhstan) 100% 100% 100% 100% 58% 50%-100% Alfa Group 40 Rostelecom 15 Free Float 16 EBRD 11 Baring Affiliates 10 Capital Research 8 Alfa Group 40% Rostelecom 15% Public and others 16% EBRD 11% Baring Affiliates 10% Capital International 8%

Unique value proposition Growth rate of an alternative operator with the profitability of an incumbent Solid and growing market share with attractive corporate customer base in an expanding economy Corporate incumbent of choice with 21% market share, blue chip customers and widest geographic reach #1 in corporate market in key cities of Moscow, Kiev, N. Novgorod, #2 in St. Petersburg Continued expansion of Russian economy will stimulate further demand Profitable, cash generative business model with modest capex needs Operating cash flow positive since 1998 Expected net income positive throughout 2002 Modest capex needs of $55-65mm for 2003, at approx. 18% of sales Poised for significant growth both organically and through consolidation 2003 Revenue expected to be $320-340mm 2003 EBITDA expected to improve to $100-120mm Well positioned to play consolidator role in fragmented market which will further solidify market share $66mm consolidated cash balance as of Q3 2002 Experience in acquiring and integrating other operators Strong management team and committed shareholders Proven management track record with focus on improving profitability and a common sense approach to expansion Shareholder structure is a good mix of Russian and foreign financial investors, committed to maximising returns and shareholder value Investment Highlights 1 As of Q3 2002

Agenda Introduction Golden Telecom Business Overview and Strategy Golden Telecom Financial Overview Appendixes

Golden Telecom's Success Model: Creation of Corporate Incumbent Early entry secured high value added customer base Lack of adequate telecom infrastructure in Russia sparked accelerated growth High investment recuperation rates Access to capital is key success factor GTI had head-start in roll-out of digital infrastructure in Russia Capital commitment of key shareholders and secured funding through NASDAQ IPO in 1999 Currently unused debt capacity and strong shareholder base Independence from incumbents leads to high sustainable margins GTI is part of PSTN due to rollout of infrastructure with local numbering capacity Considerable last-mile investment reduces reliance on local-loop unbundling Limited investment into inter-city transport capacity leads to flexibility of capex Ability to quickly scale operations in line with demand fluctuation Early entry in emerging Russian corporate market with underdeveloped infrastructure allowed GT to develop into corporate incumbent of choice GTI's strong competitive position and customer base, its sustainable high margins and superior service offering make it the best positioned fixed-line operator in Russia

Golden Telecom is the #1 Telecom Provider in Moscow for Voice/Data/Internet Solutions to Business Clients Voice Market Shares in Moscow, 2001 Data Market Shares in Moscow, 2001 Dial-Up Internet Market Shares in Moscow, 2001 Over 75% of Golden Telecom revenues are generated in Moscow In addition to a leading position in Moscow, Golden Telecom is # 2 corporate provider in St. Petersburg - the 2nd largest city in Russia # 1 corporate provider in N. Novgorod - 3rd largest city in Russia # 1 corporate provider in Kiev ROL (ISP brand) is the only provider of Internet access on a national scale with market share approaching 20% in Russia Golden Telecom MTU Comstar Combellga Telmos Other Eqaunt Market Sahres 0.33 0.17 0.13 0.12 0.05 0.13 0.08 Combellga 12% Golden Telecom 33% MTU 17% Comstar 13% Telmos 5% Other 12% Golden Telecom Equant Golden Line Other Market Sahres 0.24 0.36 0.09 0.31 Equant 36% Golden Line 9% Other 31% Golden Telecom 24% Golden Telecom MTU-Inform Other Market Sahres 0.25 0.3 0.45 Other 45% Golden Telecom 25% MTU-Inform 30% Equant 8% Source: Company estimates

Services by Product Lines and Customer Segments Customer segments

How Do Various Businesses Fit Together? Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Core of Core Why business customers? High and stable growth High gross margin, although substantial SG&A Low customer turnover Ability to differentiate ourselves ? Negates commoditization Customer "ownership": profits can be protected against migration up the supply chain (for example to MGTS or to Rostelecom) Why operators? Improved profitability through better capacity utilization: economies of scale and scope Lower gross margin, but very low SG&A Very stable revenue flows from cellular operators for local access and numbering, although other wholesale revenues are more volatile Active participation in VoIP traffic - capturing revenues which bypass traditional voice channels Why dial-up Internet? Further capacity utilization: filling the network during night hours Wide geographic coverage by POPs provides excellent technological platform for building unique nation-wide brand Very low Internet penetration (1.5%) in Russia: high potential for exponential growth ROL content provides excellent marketing platform, differentiation attribute and market development stimulant Golden Telecom leverages its business services network into operator and consumer markets, hence diversifying revenue streams and improving profitability through scale and scope economies

Business Customers Large MNCs and Russian Enterprises with developed regional branches While pricing is always a factor, this segment places more value on network coverage, reliability, and the ability to design, install and maintain LANs and WANs SME segment is quickly growing in importance. The segment is targeted with bundled cost effective voice and Internet access offered over xDSL as well as reasonable LD tariffs Operators Five main sub-types: International inter- exchange carriers Local fixed-line operators Cellular operators Tier 2 ISPs VoIP carriers Commoditization of service is reduced by: Bilateral traffic w/ international carriers Selling local numbering to local fixed and mobile operators Bundled offering of voice and data to local operators Consumers On a large national scale consumers are targeted with dial-up Internet access services Other strategies for niche consumer markets are: "Ethnic" prepaid calling cards service has proven to be very successful Elite residential complexes are targeted on a trial basis Services to residential clients in some regional cities Capture of regional market Negotiate favorable PSTN interconnection rates Customer Segments Overview

Strategy of Value Creation and Preservation Value Creation Risks Mitigators CONSUMERS Highly competitive offering of quality dial-up access throughout Russia Proprietary web-content Local (in Moscow) and intercity capacity limitations Moscow: secure additional trunks Intercity: routing optimization, capacity additions Unmatched breadth and depth of service offering, wide network coverage Focus on quality and customer satisfaction Aggressive "1st strike" expansion strategy to business and trade centers BUSINESS CUSTOMERS Increased competition and pressure on tariffs Limited numbering capacity, uncertainty regarding unbundled copper access to SME via MGTS/local PSTN Increased commercial pressure to route outbound LD traffic via Rostelecom Focus on quality to avoid price competition Increase post-sale service upgrades Consolidate the market Eliminate dependence on MGTS/local PSTN, through bulding own copper and WLL access Ensure acceptance of own "501" 8-million plan as a local area code on par with 499 in Moscow Negotiate good settlement rates with Rostelecom in exchange for routing voice traffic through Rostelecom OPERATORS Highly competitive offering for outbound and inbound traffic carrier services Bundled voice and data wholesale offering Focus on service quality Increased commercial pressure to route inbound traffic through Rostelecom Tight price competition for best Russia and CIS voice termination rates Tight competition for bandwidth services, consolidation leading to less customers Build international node and podition it as "GTI Clearing House" for voice services to Russia and CIS Leverage organic outbound traffic from business customers to maximize and retain inbound traffic streams Expand global presence of Golden Telecom in the data market Value Protection

Continuing Economic Expansion Drives the Need for Modern Digital Communications Russian economic growth Fourth consecutive year of growth Stable political environment Progress with tax and judicial reform Slowing inflation Trade surplus and stable currency CB reserves hit all time high Capital flight dropped by 80% in 2002 Russia's recent credit rating upgrade by S&P to BB- Telecom industry in Russia grows quicker than economy 2% of GDP for telecom industry is way below 4-5% average for developed countries Low penetration levels: fixed line penetration is 24%, mobile penetration is 5%, internet penetration is 1.5% Only 30% of the telecom infrastructure in Russia is digital Weak incumbents ? Alternative operators are the locomotive of fixed line telecom growth Incumbent operators continue to lag behind technologically, operationally and financially Social burden of servicing residential customers at prices below cost The need to upgrade legacy analog networks to digital standard with no incremental revenue GDP growth in Russia GDP per capita ($ at PPP) Real GDP growth 2000A 4980 0.083 2001A 5400 0.05 2002E 5720 0.04 2003E 6080 0.04 2004E 6500 0.042 2005E 6980 0.044 2006E 7450 0.04 Source: Economist Intelligence Unit, August 2002 Source: Standard & Poor's Russian telecommunications report, Golden Telecom

Golden Telecom is Well-Positioned to Benefit From the Growth Potential in the Russian Market

Core Resources

Leading Market Position

- High market shares in the largest Russian and Ukrainian cities
- Blue chip customer base
  - Customer list includes Coca-Cola, Pepsi, Ford, Hewlett-Packard, Mars, Renault, Philip Morris, Intel, Nestle, Cisco, PWC, Deutsche Bank, UBS Warburg, Citibank, Renaissance Capital, Troika Dialog, UFG, Bank Menatep (Spb), TNK, Caspian Pipeline Consortium, Halliburton and Akzo-Nobel

Superior Service Offering

- Businesses
  - Unmatched breadth and depth of service offering
  - Bundled voice and data offering of any complexity
  - Competence in developing "tailor-made", innovative customer solutions
  - Unparalleled geographic coverage
  - Superior sales capabilities and customer services
- Operators
  - Bundled wholesale voice and data offering
- Consumers
  - Nation-wide dial-up offering
  - Brand supported by proprietary web-content

Access to Capital

- Significant cash resources on balance sheet
- Unused debt capacity
- Access to international financial markets

Growth Strategy

Capture Economic Growth Momentum

- Focus on core business to grow on in tandem with economic momentum
- Capitalize on new consolidated position: cross selling opportunities between Sovintel & TeleRoss
  - Survey shows that 43% of Sovintel and 76% of TeleRoss' customers have a second provider

New Markets

- Expand aggressively in SME
- Tap into Sales to Government market
- Leverage regional presence into market dominance in the largest regional cities demonstrating strong economic performance through building local CLECs

Growth Through Acquisitions

- Pursue consolidation opportunities in Moscow and St. Petersburg
- Leverage regional presence into market dominance in the largest regional cities demonstrating strong economic performance through acquisitions of existing CLECs

15

Agenda Introduction Golden Telecom Business Overview and Strategy Golden Telecom Financial Overview Appendix

Group Financial Characteristics High and consistent revenue growth High EBITDA growth with expanding margins High earnings growth High cash flow generation Strong balance sheet with positive net cash position and unused debt capacity

Strong Historical Growth and Track Record Consolidated Revenue Consolidated EBITDA GDP per capita ($ at PPP) 1999 97.9 2000 113.1 2001 140 9m 2002 121.9 US$ mm Revenue CAGR 18.9%1 US$ mm Margins, % 1999 16.4 0.168 2000 16.7 0.148 2001 27.4 0.196 9m 2002 36.7 0.301 1 Revenue CAGR based on 9m 1999-9m 2002 period 2 EBITDA CAGR based on 9m 1999-9m 2002 period EBITDA CAGR 42.8%2 Acquisition of the remaining 50% stake in Sovintel in September 2002 has a major positive impact on consolidated results

Relative Contribution by Line of Business Pro Forma Combined Revenue Breakdown Pro Forma Combined EBITDA Breakdown 9m 2002 Note: combined includes 100% of Sovintel for full 9m 2002 1 After intercompany eliminations of US$2.8 mm 2 After deduction of corporate SG&A of US$4.3 mm 9m 2002 CLEC Data and Internet Long Distance Mobile Services Market Sahres 0.62 0.27 0.07 0.05 Total pro forma combined revenue 9m 2002 = US$211.9 mm1 Total pro forma combined EBITDA 9m 2002 = US$71.4 mm2 CLEC Data and Internet Long Distance Mobile Services Market Sahres 69 23 1 6 Mobile Services US$9.9 mm (5%) CLEC US$133.2 mm (61%) Data and Internet US$57.4 mm (27%) Long Distance US$14.2 mm (7%) CLEC US$52.3 mm (70%) Data and Internet US$17.7 mm (23%) Long Distance US$1.1 mm (1%) Mobile Services US$4.6 mm (6%)

Golden Telecom Key Financials Combined and Consolidated Results by Line of Business (unaudited) 39 One-off reduction largely due to KPNQwest bankruptcy Increase is driven by growth in outgoing wholesale voice, incoming VoIP, sales increases in Ukraine and N. Novgorod and success of the prepaid voice service in Moscow Effect of Sovintel consolidation ($5.8 million) since September 17, 2002 Considerable improvement in the consolidated EBITDA margin due to tight cost control measures

Golden Telecom: Price performance YTD 1 Peers include MTS, Vimpelcom, Rostelcom, Moscow City Telephone; market capitalisation weighted RTS Nasdaq Golden Telecom Peers 1/1/2002 100 100 100 100 1/2/2002 100 101.4791838 101.7137961 104.0215617 1/3/2002 102.941742 104.8128589 108.2262211 106.4781202 1/4/2002 106.4602961 105.5875718 105.4841474 106.1576747 1/7/2002 106.4602961 104.445242 106.2553556 108.8913785 1/8/2002 111.0248029 105.4009434 107.2836332 108.0474638 1/9/2002 111.7746587 104.8446473 99.31448158 107.2767164 1/10/2002 110.2057297 104.9651354 101.9708655 103.4024871 1/11/2002 111.8477216 103.6946267 102.8277635 106.4675394 1/14/2002 108.4368391 102.0682937 99.48586118 99.27251531 1/15/2002 109.1328591 102.5897252 103.6846615 95.19930957 1/16/2002 108.8175351 99.69442166 104.5415596 99.49528556 1/17/2002 111.3362815 101.8160377 111.9965724 102.6090397 1/18/2002 111.4208806 98.97149303 105.0556984 101.5192398 1/21/2002 112.7206306 98.97149303 105.0556984 101.3512409 1/22/2002 115.9200154 96.52020098 106.8551842 101.4629181 1/23/2002 113.8088829 98.56337162 110.9682948 104.8258656 1/24/2002 108.7444722 99.5990566 106.2553556 109.5024503 1/25/2002 107.0332628 99.34885152 110.1113967 107.132603 1/28/2002 108.9751971 99.66724774 110.7112254 104.1220415 1/29/2002 113.1397808 97.05650123 112.2536418 100.8191669 1/30/2002 109.0867141 98.1050041 111.9965724 99.68560244 1/31/2002 110.5671986 99.16068499 112.6820908 100.6519112 2/1/2002 110.7517785 97.99220673 110.2827763 98.62510043 2/4/2002 110.997885 95.13586957 102.8277635 96.83339411 2/5/2002 109.9096328 94.26374077 104.7129392 97.62144567 2/6/2002 112.5783503 92.94042248 102.8277635 91.1122211 2/7/2002 113.2128437 91.37151354 102.6563839 87.82944606 2/8/2002 112.9859642 93.25676784 107.1122536 87.39307539 2/11/2002 113.1897712 94.68109106 115.6812339 89.05492012 2/12/2002 114.7164007 94.04276046 114.6529563 93.03716076 2/13/2002 113.7704288 95.32198523 115.5098543 90.30988887 2/14/2002 113.3743511 94.51240771 116.7952014 91.35217883 2/15/2002 112.8821381 92.55537326 107.5407027 90.63007579 2/18/2002 111.8938666 92.55537326 107.5407027 91.01330065 2/19/2002 111.0786387 89.75646021 105.0556984 86.13456043 2/20/2002 108.6560277 91.0361977 107.2836332 89.81826345 2/21/2002 111.1209383 87.99425759 101.1139674 91.23453042 2/22/2002 113.5743126 88.41981132 109.5972579 95.89120509 2/25/2002 113.5743126 90.74446267 111.3967438 96.58715925 2/26/2002 113.1820804 90.58962264 111.4824336 92.24007478 2/27/2002 112.1476639 89.82157506 111.4824336 93.17462638 2/28/2002 111.805422 88.77614848 104.9700086 92.93953322 3/1/2002 117.4658719 92.42924528 109.2544987 97.61403573 3/4/2002 122.6879446 95.33018868 110.6255356 99.06544452 3/5/2002 122.9994232 95.68755127 112.0822622 100.8100612 3/6/2002 122.78408 96.92370796 119.108826 102.2613978 3/7/2002 127.4408768 96.4740566 126.3924593 100.7407626 3/8/2002 127.4408768 98.9371411 128.5347044 101.1620773 3/11/2002 122.8571429 98.92791222 125.1071123 100.6295547 3/12/2002 121.8381081 97.26825267 124.6786632 100.537317 3/13/2002 124.1261296 95.46913454 123.8217652 100.3112429 3/14/2002 127.7600461 95.06460213 130.41988 104.1938711 3/15/2002 130.8440684 95.79060705 142.8449015 109.5669351 3/18/2002 133.9896174 96.23974569 132.9905741 106.0176489 3/19/2002 134.4856758 96.43509024 131.5338475 106.9384922 3/20/2002 131.0478754 93.9740566 131.8766067 102.0466571 3/21/2002 132.8898289 95.81778097 136.4181662 104.9678136 3/22/2002 133.6473755 94.92360541 132.9905741 106.500917 3/25/2002 130.2595655 92.92914274 128.277635 101.6807305 3/26/2002 128.529129 93.52799426 131.1053985 103.0960487 3/27/2002 130.5018266 93.66027482 132.2193659 103.7854437 3/28/2002 134.2664872 94.61392535 132.6478149 102.8890771 3/29/2002 134.8779081 94.61392535 132.6478149 102.9918753 4/1/2002 134.5010575 95.49938474 128.1919452 105.4394495 4/2/2002 133.1897712 92.51435603 127.6778063 103.1251688 4/3/2002 130.663334 91.48636177 124.2502142 100.686802 4/4/2002 130.7556239 91.76322806 124.4215938 101.1795941 4/5/2002 131.9592386 90.7521534 123.5646958 101.1618961 4/8/2002 133.2205345 91.5642945 122.2793488 100.5794097 4/9/2002 137.5850798 89.34423708 125.0214225 98.62863298 4/10/2002 141.3574313 90.60038966 132.8191945 90.46933246 4/11/2002 140.8882907 88.45570139 134.5329906 79.80107921 4/12/2002 138.0157662 90.04255537 140.5312768 86.03348253 4/15/2002 143.1532398 89.91899098 139.6743787 86.04462685 4/16/2002 142.7610075 93.14961034 141.3881748 89.00387663 4/17/2002 144.6298789 92.83582855 143.1019709 91.62129865 4/18/2002 148.7598539 92.41335111 145.1585261 92.90726338 4/19/2002 148.7060181 92.12623052 152.5278492 91.14906793 4/22/2002 146.0373005 90.17022149 140.9597258 84.64998501 4/23/2002 146.552586 88.71462264 146.4438732 86.68411101 4/24/2002 148.056143 87.84557014 143.1019709 82.13953142 4/25/2002 147.2063065 87.86402789 147.0437018 83.47180292 4/26/2002 151.4862526 85.31019278 151.2425021 83.20026235 4/29/2002 150.682561 84.9533429 154.2416452 80.91451138 4/30/2002 148.4714478 86.55814192 149.9571551 80.83096899 5/1/2002 148.4714478 86.00953651 149.9571551 80.17793484 5/2/2002 148.4714478 84.33244463 152.9562982 77.05578932 5/3/2002 148.4714478 82.70252256 150.8997429 78.29186643 5/6/2002 148.4714478 80.93109106 144.2159383 78.76923494 5/7/2002 143.4185734 80.69216571 143.8731791 78.39472084 5/8/2002 146.6602576 86.97139048 146.0154242 78.36530085 5/9/2002 146.6602576 84.62315422 147.6435304 76.33231008 5/10/2002 146.6602576 82.07803527 142.5021422 73.48818307 5/13/2002 154.9355893 84.72826087 148.6718081 75.2903105 5/14/2002 154.9355893 88.1383306 147.9005998 82.0523713 5/15/2002 154.7240915 88.47210829 149.5287061 81.6447195 5/16/2002 156.1238223 88.72231337 146.101114 84.25903185 5/17/2002 160.3730052 89.28373667 147.7292202 85.49234224 RTS +33.8% Golden Telecom +20.1% Peers1 -2.4% NASDAQ -30.3% As at November 11, 2002

Agenda Introduction Golden Telecom Business Overview and Strategy Golden Telecom Financial Overview Appendixes

GOLDEN TELECOM, INC. Trended Quarterly Consolidated Income Statement (2002-unaudited) 45

Trended Quarterly Balance Sheet (1) 47 As at the end of GOLDEN TELECOM, INC.

Trended Quarterly Balance Sheet (2) 49 GOLDEN TELECOM, INC. As at the end of

The Network Regional ventures Data nodes VSAT/RES Fiber-optic Satellite Golden Telecom Network

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include estimates of future financial and operating performance, expectations regarding future market position, geographical markets that we plan to enter, our future product offerings, our assessment of the risk factors and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the company's annual report on Form 10K for the year ended December 31, 2001, quarterly reports on Form 10Q for quarters ended September 30, 2002 and June 30, 2002 and other filings with the U.S. Securities and Exchange Commission (SEC). Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For more information contact Investor Relations: e-mail: investorrelations@gti.ru, web: www.goldentelecom.ru tel.: +7-501-797-9300; fax: +7-501-797-9332